Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[Closed-End Income Artwork]


CLOSED-END INCOME

Annual Report
2001


DELAWARE INVESTMENTS
Global Dividend and Income Fund, Inc.


[Logo omitted] POWERED BY RESEARCH.(SM)

Table
  of Contents


Letter to Shareholders                                          1

Portfolio Management Review                                     3

Performance Summary                                             6

2001 Annual Shareholder
   Meeting                                                      8

Financial Statements:

  Statement of Net Assets                                       9

  Statement of Operations                                      14

  Statements of Changes
    in Net Assets                                              15

  Statement of Cash Flows                                      16

  Financial Highlights                                         17

  Notes to Financial Statements                                18

  Report of Independent Auditors                               21


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Your Fund's Investment Strategies

   A Tradition of Sound Investing Since 1929


U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying common stock rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies, and the effect of currency fluctuations. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risks, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bond.

Leveraging
About $25 million (37.4%) of your Fund's net assets were leveraged as of November 30, 2001. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Investments Global Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the fiscal year ended November 30, 2001, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Letter
  to Shareholders

                      Delaware Investments Global Dividend and Income Fund, Inc. December 11, 2001

Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. Following the terrorist attacks in New York and Washington, D.C., a long decline in U.S. corporate profits that began the previous autumn worsened, exacerbating the year-long economic slide in the U.S.

Europe has proven more resilient to the effects of the attacks, yet economic activity in the euro zone is still languishing, leaving open the possibility that the European Central Bank could trim interest rates further in 2002. Japan, mired in its fourth recession in a decade, has also contributed negatively to the global economic outlook picture.

It has become clear that September 11 may have been a catalyst for stocks in many established markets. In many regions, it appears stocks bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Many of the world's major equity indexes dropped severely immediately following the terrorist attacks in the U.S., but made impressive recoveries in October and November. This recent burst of strong performance has, in effect, tempered the performance numbers for the fiscal year ended November 30, 2001. While the figures are generally disappointing, they had been projected to be much worse early in September. For the fiscal year ended November 30, 2001, the Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index fell by -17.43%, while the Salomon Smith Barney Non-U.S. World Government Bond Index gained +3.72%. The S&P 500 Index, a measure of U.S. stocks, finished the fiscal year down -12.21%.

Delaware Investments Global Dividend and Income Fund, Inc. returned +6.91% (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2001. By comparison, the Lipper Closed-End Income and Preferred Stock Funds Average showed a +7.58% gain during the same year.

Outlook
Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with this rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates


Average Annual Total Returns

                                                                                                                Premium(+) /
At Net Asset Value                                                                                              Discount (-)
For the periods ended November 30, 2001                                 One Year    Five Years   Lifetime*     As of 11/30/01
Delaware Investments Global Dividend and Income Fund, Inc.                +6.91%      +4.21%       +7.85%         +11.01%
Standard & Poor's 500 Index                                              -12.21%     +10.07%      +15.08%
Merrill Lynch High-Yield Bond Index                                       +9.28%      +4.26%       +6.66%
Morgan Stanley Capital International (MSCI)
  Europe, Australia, and Southeast Asia (EASEA) Index                    -17.43%      +2.47%       +6.15%
Salomon Smith Barney Non-U.S. World Government Bond Index                 +3.72%      +0.60%       +3.91%
Lipper Closed-End Income and Preferred Stock Funds Average (11 funds)     +7.58%       +7.08%      +8.98%
------------------------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price can be found on page
6. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index measures the performance of stocks in Europe, Australia, and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. bond markets. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Lifetime returns for the indexes and the Lipper peer group assume a start date of March 31, 1994.

were peaking and stocks reached all-time highs that left them overvalued by all respectable measures. At that point, pessimism made sense.

It is unlikely that this autumn's stock market rebound can continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well-selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  Management Review

                      Delaware Investments Global Dividend and Income Fund, Inc. December 11, 2001

Fund Managers
Peter C. Andersen
Senior Portfolio Manager
U.S. Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

Nancy M. Crouse
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers Ltd.

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.


Portfolio Highlights
A dismal economic environment, extreme market volatility, and the tragic events of September 11 resulted in an extraordinarily challenging year for U.S. stocks. In an attempt to help stimulate a weakening economy, the Federal Reserve cut interest rates 10 times during the Fund's fiscal year.

Despite a bleak backdrop, Delaware Investments Global Dividend and Income Fund, Inc. posted a +6.91% return (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2001. During the same period, the Lipper Closed-End Income and Preferred Stock Funds Average gained +7.58%. We attribute the Fund's positive absolute performance in a difficult year to its bottom-up, stock-by-stock portfolio selection process.

U.S. Stocks
Major U.S. stock indexes made impressive recoveries between September 11 and the end of our fiscal year, but the S&P 500 Index still finished the fiscal year down -12.21%.

In recessionary periods, cyclically sensitive stocks are generally favored over higher-priced, growth-oriented stocks. Cyclical stocks have historically performed well during times of economic recovery, and many such stocks performed well during the year as investors geared up for a yet-unforeseen rebound.

The Fund directly benefited from a strategy of focusing on cyclicals during the fiscal year. Aluminum manufacturers Alcan and Alcoa, and forest products company Georgia-Pacific, were three of the Fund's best-performing stocks. Based on our belief that the stocks had achieved fair market value, we sold our positions in Alcan and Alcoa at a profit. As of fiscal year end, Georgia-Pacific's convertible preferred stock remained among the Fund's fixed income holdings.

Pitney Bowes and Caterpillar also provided the Fund with strong performance. During the fiscal year, we added Northrop Grumman, a large aerospace/defense provider that we believe can perform favorably, given America's new emphasis on national security.

Banking, finance & insurance were among the Fund's top performing sectors. Attractive valuations, combined with strong growth prospects, generated favorable performance from Sovereign Bancorp, another company in which we hold a convertible preferred security. Over the past year, Sovereign has been acquiring other companies' smaller units. We believe this expansion lays the groundwork for the bank to be acquired itself.

As we reported in June, the REIT sector has benefited from renewed investor interest. Strong fundamentals, attractive prices, and predictable dividends generated attractive returns and income for the Fund. A higher allocation to office REITs, in particular, positively influenced performance. While they remain very attractive relative to other sectors of the market, REITs are a sector that typically benefit later in the economic cycle rather than early. As a result, we began to decrease our REIT exposure toward the end of the fiscal year.

We also experienced our share of disappointments. For example, the events of September 11 and their subsequent impact to the travel industry directly impacted several holdings. Meristar Hospitality, Host Marriott, and Carnival each posted disappointing returns.

Our holdings in blue-chip securities like BellSouth and Verizon Communications also did not perform as well as anticipated, largely due to overriding issues that continue to plague the telecom sector. A lack of any clear sign of improving fundamentals has prompted us to maintain a light allocation to this sector.

Foreign Stocks
The impact of September 11 on the rest of the global economy has been less clear than in the U.S. There was some short term disruption to production in the days following the attacks, but most businesses have been operating normally, and based on recent economic data, we expect that Europe will be able to avoid a recession. Despite this, it is hard to ignore the fact that the U.S. has been a driver of global economic growth in recent years. Though we expect Europe to take on some of this role, we feel that the drag from the U.S. will still be difficult to withstand.

Like the U.S. stock market, international markets fell drastically in the days immediately following the events of September 11. The Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index fell significantly before recovering and posting positive performance for October and November.

Our investment strategies changed little during the year, and in many ways, market conditions played to our strengths and to our value-based investment strategies. We remain attracted to stocks in the U.K., as well as to Australia and New Zealand, which we believe have undervalued currencies. We have expressed this view for some time, and in October 2001 our currency analysis began to pay off when both the Australian and New Zealand dollars appreciated versus the U.S. dollar (Source: Bloomberg).

In managing the international equity portion of the Fund, we attempt to manage the risks involved with international investing by using a dividend discount model that helps compare the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

This approach led us to remain underweight versus the MSCI EASEA Index throughout the year in Europe's technology, media, and telecommunications stocks -- the so-called TMT sector. Instead, our international investments have been focused on more traditionally value-oriented sectors such as banking and finance, energy, and utilities, as well as electronics and electrical equipment.

High-Yield Bonds
During the year, the Fund's holdings in high-yield corporate bonds often aided performance, as high-yield bonds in general outperformed equities. Despite this, the high-yield market was extremely volatile throughout the year.

Credit selection has remained a key driver when it comes to performance. September 11 brought a huge flight to quality in the fixed income markets, resulting in wider spreads between the yields of highly rated securities and those of lower-quality issues. After abysmal performance for high-yield indexes in September, the market recovered strongly at the end of our fiscal year. As we approach the new year, many high-yield issues remain cheap, but the market is uncertain, and we hope to see it stabilize and recover during 2002.

Foreign Bonds
Foreign fixed income securities generally weighed positively on overall performance during our fiscal year. The Salomon Smith Barney Non-U.S. World Government Bond Index made a +3.72% gain during the year, with much of the strong performance coming during the fiscal year's second half. Prior to September 11, the U.S. dollar began to weaken after several quarters of surprising strength. This translated into strong performance in U.S. dollar terms for 2001's third calendar quarter.

We have remained attracted to Australia and New Zealand government bonds, as we feel inflation is likely to remain low in both countries and prospective real yields high. As of fiscal year-end, your Fund also held government debt securities issued by Germany, Belgium, France, and South Africa, as well as the emerging market state of Poland. During the year, we continued to avoid investments in Japan, where unemployment reached record highs, the stock market reached 18-year lows, and where the economy teeters again on the brink of recession.

Outlook
We believe it could take time for the global economic picture to brighten, but are confident that Delaware Investments Global Dividend and Income Fund, Inc. is well positioned to generate attractive income and returns going forward.

We will maintain a cautious approach and avoid making heavy sector bets or reaching too strongly for high yields in search of outperformance. It is our belief that companies with strong cash flows and an emphasis on fundamentals will be the best performers over the long term. We believe our reliance on bottom-up, individual stock selection helps us uncover reasonable valuations and offers investors a portfolio with broad diversification, attractive income, and low volatility.


Delaware Investments Global Dividend
and Income Fund, Inc.
Asset Allocation by Country
November 30, 2001

United States           58.26%

United Kingdom           6.56%

Australia                5.64%

Germany                  4.54%

New Zealand              4.10%

South Africa             3.93%

Poland                   2.80%

Greece                   2.44%

France                   2.38%

Other                    9.35%

Delaware Investments
  Global Dividend and Income Fund, Inc.

Fund Basics

As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to achieve high current income and, secondarily, capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$66.87 million
--------------------------------------------------------------------------------
Number of Holdings:
206
--------------------------------------------------------------------------------
Fund Start Date:
March 4, 1994
--------------------------------------------------------------------------------

Your Fund Managers:
Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.
--------------------------------------------------------------------------------
NYSE Symbol:
DGF


Fund Performance
Average Annual Total Returns

Through November 30, 2001                    Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
At Market Price                               +8.35%       +6.33%     +34.52%
At Net Asset Value                            +7.85%       +4.21%      +6.91%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Investments
  Global Dividend and Income Fund, Inc.

Market Price vs. Net Asset Value
November 30, 2000 to November 30, 2001








                             Delaware Investments     Delaware Investments
                             Global Dividend and      Global Dividend and
                             Income Fund, Inc. --     Income Fund, Inc. --
                             Market Price             NAV
          Nov '00                $10.38                  $11.76
          Dec '00                $11.56                  $12.76
          Jan '01                $13.30                  $13.00
          Feb '01                $12.85                  $12.63
          Mar '01                $12.70                  $11.89
          Apr '01                $12.59                  $12.19
          May '01                $12.80                  $12.33
          Jun '01                $12.83                  $11.93
          Jul '01                $12.95                  $12.01
          Aug '01                $13.15                  $12.02
          Sep '01                $10.90                  $10.85
          Oct '01                $11.87                  $10.79
          Nov '01                $12.40                  $11.17

Past performance is not a guarantee of future results.


Peformance of a $10,000 Investment
March 4, 1994 (Fund inception) through November 30, 2001

                                                                       Lipper Closed-End              Lipper Closed-End
                   Delaware Investments   Delaware Investments        Income and Preferred           Income and Preferred
                   Global Dividend and    Global Dividend and          Stock Funds Average            Stock Funds Average
                      Income Fund @          Income Fund @                 (11 funds) @                   (11 funds) @
                         NAV                Market Price                       NAV                        Market Price
       Mar '94        $10,000                 $10,000                       $10,000                         $10,000
       Nov '94          9,889                   8,285                         9,543                           9,096
       Nov '95         11,776                  10,749                        12,103                          11,738
       Nov '96         14,614                  13,696                        13,652                          13,603
       Nov '97         17,234                  16,296                        15,860                          15,730
       Nov '98         17,611                  16,630                        17,020                          17,113
       Nov '99         17,511                  13,803                        16,219                          14,667
       Nov '00         16,804                  13,843                        17,303                          15,863
       Nov '01         17,965                  18,621                        18,615                          20,079



Chart assumes $10,000 invested on March 4, 1994, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper peer group at Market Price and at Net Asset Value at that month's end, March 31, 1994. After March 31, 1994, returns plotted were as of the last day of each month shown. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents a peer group of closed-end mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

2001
   Annual Shareholder Meeting

The Fund held its Annual Meeting of Shareholders on November 1, 2001. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                                     Shares             Withheld
Nominee                             Voted For           Authority
--------------------------------------------------------------------------------
Charles E. Haldeman, Jr.          4,063,051.232          66,765

Walter P. Babich                  4,052,221.232          77,595

David K. Downes                   4,062,722.232          67,094

John H. Durham                    4,062,354.232          67,462

John A. Fry                       4,063,051.232          66,765

Anthony D. Knerr                  4,063,551.232          66,265

Ann R. Leven                      4,061,385.232          68,431

Thomas F. Madison                 4,061,075.232          68,741

Janet L. Yeomans                  4,061,385.232          68,431


Name Change
The Fund's Articles of Incorporation were amended to change the name of the Fund from "Delaware Group Global Dividend and Income Fund, Inc." to "Delaware Investments Global Dividend and Income Fund, Inc." effective on December 1, 2001.

Statement
  of Net Assets

                      Delaware Investments Global Dividend and Income Fund, Inc. November 30, 2001

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
Common Stock - 75.93%
Automobiles & Automotive Parts - 1.70%
  Continental                                             26,000   $  321,072
  Ford Motor                                              31,467      595,985
  GKN                                                     56,000      222,970
                                                                   ----------
                                                                    1,140,027
                                                                   ----------
Banking, Finance & Insurance - 10.05%
  Bank of America                                         12,100      742,698
  Bank One                                                20,000      748,800
  Bayerische Vereinsbank                                   7,800      251,972
  HBOS                                                    32,000      376,298
  ING Groep NV                                            24,414      637,929
  IntesaBci                                               58,750      142,734
  J.P. Morgan Chase                                       10,200      384,744
  Keycorp                                                 26,000      595,400
  Lloyds TSB Group                                        38,600      398,272
  Mellon Financial                                        10,600      396,334
  National Australia Bank                                 36,794      604,641
  Sanlam                                                 303,000      266,451
  Societe Generale Class A                                 6,650      361,806
  Wells Fargo                                             19,000      813,200
                                                                   ----------
                                                                    6,721,279
                                                                   ----------
Building & Materials - 1.55%
  Compagnie de Saint Gobain                                3,200      466,467
  CSR                                                     45,172      156,985
  Wharf Holdings                                         191,000      411,448
                                                                   ----------
                                                                    1,034,900
                                                                   ----------
Cable, Media & Publishing - 0.69%
  Gannett                                                  6,600      458,370
                                                                   ----------
                                                                      458,370
                                                                   ----------
Chemicals - 2.54%
  Bayer                                                   18,350      592,780
  Dow Chemical                                            24,000      900,000
  Orica                                                   56,800      203,955
                                                                   ----------
                                                                    1,696,735
                                                                   ----------
Computers & Technology - 1.24%
  Pitney Bowes                                            20,000      829,600
                                                                   ----------
                                                                      829,600
                                                                   ----------
Consumer Products - 3.87%
  Kimberly-Clark                                          19,000    1,105,230
  Procter & Gamble                                        14,500    1,123,170
  Siemens                                                  6,075      358,246
                                                                   ----------
                                                                    2,586,646
                                                                   ----------
Electronics & Electrical Equipment - 1.36%
  Emerson Electric                                        10,000      540,600
  Rockwell International                                   6,300      103,950
  Thomas & Betts                                          13,000      265,330
                                                                   ----------
                                                                      909,880
                                                                   ----------
Energy - 5.27%
  Baker Hughes                                            14,000      461,580
  ChevronTexaco                                           14,000    1,190,141
  Conoco Class B                                          21,000      574,770

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Common Stock (continued)

Energy (continued)
  Royal Dutch Petroleum                                   11,700   $  565,366
  RWE                                                     11,000      408,991
  Sasol                                                   39,400      325,778
                                                                   ----------
                                                                    3,526,626
                                                                   ----------
Food, Beverage & Tobacco - 6.96%
  Anheuser Busch                                          21,400      922,341
  Foster's Brewing Group                                 205,142      522,953
  Goodman Fielder                                        970,000      701,453
  Heinz (H.J.)                                            22,000      838,640
  Kraft Foods Class A                                      8,200      271,584
  Pepsico                                                 17,000      826,710
  RJ Reynolds Tobacco Holdings                                 1           57
  Six Continents                                          56,470      568,551
                                                                   ----------
                                                                    4,652,289
                                                                   ----------
Healthcare & Pharmaceuticals - 3.87%
  Abbott Laboratories                                     17,000      935,000
  Bristol-Myers Squibb                                    13,000      698,880
  GlaxoSmithKline                                         26,270      661,322
  Schering-Plough                                          8,200      292,986
                                                                   ----------
                                                                    2,588,188
                                                                   ----------
Industrial Machinery - 2.60%
 *Brambles Industries                                     56,000      271,520
  Caterpillar                                             11,000      521,620
  Deere & Co.                                             10,700      427,893
  Ingersoll-Rand                                          12,434      520,860
                                                                   ----------
                                                                    1,741,893
                                                                   ----------
Leisure, Lodging & Entertainment - 0.66%
  Carnival                                                17,000      443,870
                                                                   ----------
                                                                      443,870
                                                                   ----------
Metals & Mining - 0.92%
  Rio Tinto                                               32,111      600,315
  Rouge Industries Class A                                14,800       14,652
                                                                   ----------
                                                                      614,967
                                                                   ----------
Mutual Fund - 1.15%
  Gladstone Capital                                       47,800      767,190
                                                                   ----------
                                                                      767,190
                                                                   ----------
Paper & Forest Products - 3.65%
  Amcor                                                  170,100      620,081
  Carter Holt Harvey                                     200,000      144,751
  International Paper                                     20,000      799,000
  Paperlinx                                               56,700      138,523
  Weyerhaeuser                                            14,000      739,900
                                                                   ----------
                                                                    2,442,255
                                                                   ----------
Real Estate - 15.34%
  AMB Property                                            23,000      586,500
  Apartment Investment & Management                       11,100      493,950
  Camden Property Trust                                   10,000      362,300
  Capital Automotive                                      34,000      632,400
  Chateau Communities                                     14,000      423,500
  Corporate Office Properties Trust                       30,700      361,953

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Common Stock (continued)

Real Estate (continued)
  Duke Realty                                             26,000    $  638,560
  Equity Office Properties Trust                          18,900       563,220
  Glimcher Realty Trust                                    7,700       142,296
  Host Marriott                                           75,000       631,500
  iStar Financial                                         33,500       849,561
  Liberty Property Trust                                  21,042       611,060
  Macerich                                                18,000       452,340
  Meristar Hospitality                                    20,100       265,119
  Pan Pacific Retail Properties                           17,600       469,744
  Plum Creek Timber                                       26,931       764,032
  Prentiss Properties Trust                               30,208       798,700
  Reckson Associates Realty                               28,100       628,316
  Simon Property Group                                     8,000       231,120
  Sun Communities                                          9,600       346,176
                                                                    ----------
                                                                    10,252,347
                                                                    ----------
Retail - 1.80%
  Boots                                                   65,000       546,365
  GUS                                                     73,780       657,019
                                                                    ----------
                                                                     1,203,384
                                                                    ----------
Telecommunications - 2.56%
  BellSouth                                               12,000       462,000
  Cable & Wireless                                        50,300       238,679
  Telecom Corporation of New Zealand                     189,000       399,362
  Verizon Communications                                  13,053       613,500
                                                                    ----------
                                                                     1,713,541
                                                                    ----------
Transportation & Shipping - 1.23%
  British Airways                                         93,000       270,086
  Union Pacific                                           10,000       550,500
                                                                    ----------
                                                                       820,586
                                                                    ----------
Utilities - 6.92%
  BG                                                     121,754       455,238
  Electrabel                                               1,689       355,179
  Hong Kong Electric                                     200,000       732,164
  Iberdrola                                               45,000       577,447
  PG&E                                                    13,100       239,730
  Powergen                                                63,650       674,449
  Scottish Power ADR                                      26,100       582,030
 *Telefonica                                              31,556       426,110
  TXU                                                     13,000       586,300
                                                                    ----------
                                                                     4,628,647
                                                                    ----------
Total Common Stock (cost $51,733,278)                               50,773,220
                                                                    ----------

Convertible Preferred Stock - 6.24%

Aerospace & Defense - 0.61%
  Northrop Grumman 7.25%                                   3,850       407,715
                                                                    ----------
                                                                       407,715
                                                                    ----------
Banking, Finance & Insurance - 2.09%
  Equity Securities Trust I 6.50%                         13,500       553,500
  Sovereign Bancorp 7.50%                                 13,000       841,750
                                                                    ----------
                                                                     1,395,250
                                                                    ----------

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

Convertible Preferred Stock (continued)

Paper & Forest Products - 1.17%
  Georgia-Pacific PEPS Units 7.50%                        22,500   $   784,350
                                                                   -----------
                                                                       784,350
                                                                   -----------
Real Estate - 1.51%
  General Growth Properties 7.25%                         38,700     1,012,005
                                                                   -----------
                                                                     1,012,005
                                                                   -----------
Transportation & Shipping - 0.86%
  Union Pacific Capital Trust TIDES
    144A 6.25%                                            12,000       574,500
                                                                   -----------
                                                                       574,500
                                                                   -----------
Total Convertible Preferred Stock
  (cost $4,145,375)                                                  4,173,820
                                                                   -----------
Preferred Stock - 0.72%

Cable, Media & Publishing - 0.72%
  CSC Holdings 11.75%                                      4,500       483,750
                                                                   -----------
Total Preferred Stock (cost $470,250)                                  483,750
                                                                   -----------
                                                        Principal
                                                         Amount++
Convertible Bonds - 2.91%

Automobiles & Automotive Parts - 1.10%
  MascoTech 4.50% 12/15/03                        USD    900,000       738,000
                                                                   -----------
                                                                       738,000
                                                                   -----------
Banking, Finance & Insurance - 0.61%
  Verizon Global Funding 144A
    5.75% 4/1/03                                         400,000       407,375
                                                                   -----------
                                                                       407,375
                                                                   -----------
Computers & Technology - 0.32%
  Mercury Interactive 144A 4.75% 7/1/07                  275,000       212,094
                                                                   -----------
                                                                       212,094
                                                                   -----------
Real Estate - 0.76%
  IRT Property 7.30% 8/15/03                             500,000       505,625
                                                                   -----------
                                                                       505,625
                                                                   -----------
Telecommunications - 0.12%
  Level 3 Communications 6.00% 3/15/10                   240,000        82,500
                                                                   -----------
                                                                        82,500
                                                                   -----------

Total Convertible Bonds (cost $2,174,250)                            1,945,594
                                                                   -----------

Non-Convertible Bonds - 44.40%

Aerospace & Defense - 0.10%
  BE Aerospace 9.50% 11/1/08                              50,000        44,750
  Sequa 9.00% 8/1/09                                      25,000        24,750
                                                                   -----------
                                                                        69,500
                                                                   -----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.

                                                      Principal       Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Automobiles & Automotive Parts - 0.58%
  American Axle & Manufacturing
    9.75% 3/1/09                                USD     50,000     $    52,750
  Delco Remy International
    11.00% 5/1/09                                      100,000         103,500
  Neff 10.25% 6/1/08                                   400,000         234,000
                                                                   -----------
                                                                       390,250
                                                                   -----------
Banking, Finance & Insurance - 0.76%
  Finova Group 7.50% 11/15/09                          180,000          64,800
  Midland Funding II Series A
    11.75% 7/23/05                                     400,000         440,500
                                                                   -----------
                                                                       505,300
                                                                   -----------
Building & Materials - 0.08%
  Ryland Group 8.00% 8/15/06                            50,000          50,500
                                                                   -----------
                                                                        50,500
                                                                   -----------
Cable, Media & Publishing - 1.95%
  Adelphia Communications
    9.375% 11/15/09                                    100,000          98,000
    10.25% 11/1/06                                     100,000         103,750
  Charter Communications
    8.625% 4/1/09                                      200,000         196,000
  Coaxial Communications
    10.00% 8/15/06                                     100,000         100,500
  Granite Broadcasting
    8.875% 5/15/08                                      75,000          53,625
    9.375% 12/1/05                                     500,000         347,500
    10.375% 5/15/05                                     25,000          18,188
  Mediacom Broadband 144A
    11.00% 7/15/13                                      75,000          83,250
  NTL 11.50% 2/1/06                                    175,000          65,625
  Telewest Communications
    9.625% 10/1/06                                     200,000         157,000
    11.25% 11/1/08                                     100,000          83,500
                                                                   -----------
                                                                     1,306,938
                                                                   -----------
Chemicals - 0.12%
  MacDermid 9.125% 7/15/11                              75,000          78,000
                                                                   -----------
                                                                        78,000
                                                                   -----------
Computers & Technology - 0.26%
  Asat Finance 12.50% 11/1/06                           91,000          64,610
  Seagate Technology International 144A
    12.50% 11/15/07                                    100,000         110,500
                                                                   -----------
                                                                       175,110
                                                                   -----------
Consumer Products - 0.56%
  American Greetings
    6.10% 8/1/28                                       100,000          83,232
    144A 11.75% 7/15/08                                 50,000          50,500
  Fedders North America
    9.375% 8/15/07                                     250,000         183,750
  Stewart Enterprises 10.75% 7/1/08                     50,000          55,000
                                                                   -----------
                                                                       372,482
                                                                   -----------

                                                      Principal       Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Energy - 0.17%
  Mission Energy 144A
    13.50% 7/15/08                              USD    100,000     $   115,000
                                                                   -----------
                                                                       115,000
                                                                   -----------
Food, Beverage & Tobacco - 0.64%
  Advantica Restaurant 11.25% 1/15/08                  150,000         102,375
  CKE Restaurants 9.125% 5/1/09                        150,000         125,250
  Di Giorgio Series B 10.00% 6/15/07                   100,000          98,625
  Marsh Supermarket 8.875% 8/1/07                       50,000          50,813
  National Wine & Spirits
    10.125% 1/15/09                                     50,000          51,250
                                                                   -----------
                                                                       428,313
                                                                   -----------
Foreign Government - 31.07%
  Belgium Kingdom
    5.75% 9/28/10                               EUR  1,200,000       1,147,162
  Deutsche Bundesrepublik
    6.00% 1/5/06                                     1,200,000       1,154,142
  Deutschland Republic
    6.25% 1/4/24                                     1,000,000       1,020,308
  France Government O.A.T.
    5.50% 4/25/10                                    1,000,000         945,320
  Hellenic Republic
    8.60% 3/26/08                                      750,000         818,474
    8.70% 4/8/05                                     1,100,000       1,126,552
    9.20% 3/21/02                                      293,470         267,110
  New South Wales Treasury
    6.50% 5/1/06                                AUD  2,000,000       1,092,132
  New Zealand Government
    6.00% 11/15/11                              NZD  3,000,000       1,207,544
    7.00% 7/15/09                                    2,000,000         864,344
    8.00% 4/15/04                                    2,500,000       1,099,252
  Poland Government Bond
    8.50% 2/12/05                               PLZ  7,000,000       1,651,203
    12.00% 10/12/03                                  3,500,000         885,190
  Portugal Government Bond
    5.85% 5/20/10                               EUR  1,000,000         942,277
  Queensland Treasury
    6.00% 7/14/09                               AUD  2,000,000       1,063,107
  Republic of Austria
    4.00% 7/15/09                               EUR    450,000         387,582
  Republic of South Africa
    Series 153 13.00% 8/31/10                   ZAR 11,000,000       1,237,766
    Series 162 12.50% 1/15/02                        5,000,000         487,663
    Series 177 9.50% 5/15/07                        13,000,000       1,237,157
  United Mexican States Global
    7.375% 7/6/06                               EUR  1,000,000         936,192
    8.25% 2/24/09                               DEM  2,500,000       1,203,875
                                                                    ----------
                                                                    20,774,352
                                                                    ----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.

                                                      Principal       Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Healthcare & Pharmaceuticals - 0.30%
  DaVita 9.25% 4/15/11                          USD    50,000       $    53,000
  Extedicare Health Services
    9.35% 12/15/07                                     50,000            47,000
  Kinetic Concepts Series B
    9.625% 11/1/07                                    100,000           102,500
                                                                    -----------
                                                                        202,500
                                                                    -----------
Industrial Machinery - 0.07%
  Amkor Technology 9.25% 2/15/08                       50,000            47,750
                                                                    -----------
                                                                         47,750
                                                                    -----------
Leisure, Lodging & Entertainment - 0.46%
  Alliance Gaming Series B
    10.00% 8/1/07                                     100,000           104,500
  American Restaurant
    11.50% 11/1/06                                     53,000            47,965
  Bally Total Fitness Series D
    9.875% 10/15/07                                   100,000           103,500
  Extended Stay America
    9.875% 6/15/11                                     50,000            52,000
                                                                    -----------
                                                                        307,965
                                                                    -----------
Metals & Mining - 0.18%
  Weirton Steel 11.375% 7/1/04                        950,000           118,750
                                                                    -----------
                                                                        118,750
                                                                    -----------
Miscellaneous - 0.30%
  Allied Waste North America
    8.50% 12/1/08                                     100,000           101,750
  Nextel Partners 144A
    12.50% 11/15/09                                    50,000            47,000
  Westport Resources 144A
    8.25% 11/1/11                                      50,000            51,375
                                                                    -----------
                                                                        200,125
                                                                    -----------
Packaging & Containers - 0.30%
  AEP Industries 9.875% 11/15/07                      100,000            95,500
  Gaylord Container Series B
    9.75% 6/15/07                                     100,000            81,500
  Portola Packaging 10.75% 10/1/05                     25,000            23,125
                                                                    -----------
                                                                        200,125
                                                                    -----------
Paper & Forest Products - 0.12%
  Crown Cork & Seal 7.125% 9/1/02                      50,000            25,750
  Plastipak Holdings 144A 10.75% 9/1/11                50,000            53,750
                                                                    -----------
                                                                         79,500
                                                                    -----------
Real Estate - 0.21%
  La Quinta Inns 7.40% 9/15/05                         50,000            48,375
  Nationwide Health Properties
    7.06% 12/5/06                                     100,000            94,155
                                                                    -----------
                                                                        142,530
                                                                    -----------

                                                      Principal       Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Retail - 0.54%
  Avado Brands 11.75% 6/15/09                   USD    100,000     $    24,375
  J Crew 10.375% 10/15/07                              150,000         126,000
  Levi Strauss 11.625% 1/15/08                         100,000          85,500
  Office Depot 10.00% 7/15/08                           50,000          54,625
  Saks 7.00% 7/15/04                                    75,000          70,875
                                                                   -----------
                                                                       361,375
                                                                   -----------
Telecommunications - 3.48%
  Alcatel 4.375% 2/17/09                        EUR    500,000         383,689
  American Tower 9.375% 2/1/09                  USD    100,000          85,500
  Crown Castle International
    9.375% 8/1/11                                       75,000          72,563
  Global Crossing
    8.70% 8/1/07                                       850,000         106,250
    9.125% 11/15/06                                     50,000           6,750
  Level 3 Communications
    9.125% 5/1/08                                      750,000         393,750
  Metromedia Fiber Network
    10.00% 12/15/09                                    100,000          27,500
  Nextel Communications
    9.375% 11/15/09                                  1,200,000         996,000
  Williams Communications
    11.70% 8/1/08                                       50,000          23,250
    11.875% 8/1/10                                     500,000         232,500
                                                                   -----------
                                                                     2,327,752
                                                                   -----------
Transportation & Shipping - 0.32%
  Atlas Air 10.75% 8/1/05                              150,000         134,250
  Teekay Shipping 8.875% 7/15/11                        75,000          78,188
                                                                   -----------
                                                                       212,438
                                                                   -----------
Utilities - 1.83%
  AES 10.25% 7/15/06                                   250,000         246,250
  Ocean Rig Norway 10.25% 6/1/08                        20,000          17,500
  Sesi, L.L.C. 8.875% 5/15/11                          100,000          96,000
  Tiverton/Rumford Power Associates
    144A 9.00% 7/15/18                                 800,000         813,874
  Western Resources 6.875% 8/1/04                       50,000          48,540
                                                                   -----------
                                                                     1,222,164
                                                                   -----------
Total Non-Convertible Bonds
  (cost $34,611,237)                                                29,688,719
                                                                   -----------
Short-Term Securities - 5.21%

**U.S. Treasury Bills 1.95% 12/20/01                 3,485,000       3,481,457
                                                                   -----------
Total Short-Term Securities
  (cost $3,481,457)                                                  3,481,457
                                                                   -----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.



 Total Market Value of
   Securities - 135.41% (cost $96,615,847)                        $90,546,560
+Liabilities Net of Receivables
   and Other Assets - (35.41%)                                    (23,676,843)
                                                                 ------------
 Net Assets Applicable to 5,985,582
   Shares ($0.01 par value) Outstanding
  Equivalent to $11.17 per share - 100.00%                        $66,869,717
                                                                 ============

 Components of Net Assets at November 30, 2001:
 Common stock, $0.01 par value,
   500,000,000 shares authorized to the Fund                      $82,781,531
 Treasury stock, 665,065 shares at cost                            (8,599,291)
 Accumulated net realized loss on
   investments and foreign currencies                              (1,172,707)
 Net unrealized depreciation of
   investments and foreign currencies                              (6,139,816)
                                                                 ------------
 Total net assets                                                 $66,869,717
                                                                 ============

 *Non-income producing security for the year ended November 30, 2001.

**U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

 +Of this amount, $25,000,000 represents borrowings under the Fund's Line of Credit as of November 30, 2001. See Note 5 in Notes to Financial Statements.

++Principal amount is stated in the currency in which each bond is denominated.


Summary of Abbreviations
PEPS - Partial Equity Linked Securities
TIDES - Term Income Deferred Equity Securities
AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar
ZAR - South African Rand

See accompanying notes

Statement
  of Operations

                                                                        Delaware Investments Global Dividend and Income Fund, Inc.
                                                                        Year Ended November 30, 2001
Investment Income:
  Interest                                                                                   $3,718,170
  Dividends (net of foreign taxes withheld of $65,702)                                        2,361,447                 $6,079,617
                                                                                             ----------                 ----------
Expenses:
  Management fees                                                                               675,771
  Accounting and administration expenses                                                        100,000
  Reports to shareholders                                                                        83,656
  Professional fees                                                                              73,655
  NYSE fees                                                                                      50,000
  Transfer agent fees                                                                            29,610
  Custodian fees                                                                                 21,900
  Directors' fees                                                                                 6,900
  Taxes (other than taxes on income)                                                              6,300
  Other                                                                                          17,251
                                                                                             ----------
  Total operating expenses (before interest expense)                                                                     1,065,043
  Interest expense                                                                                                       1,305,749
                                                                                                                        ----------
  Total operating expenses (after interest expense)                                                                      2,370,792
  Less expenses paid indirectly                                                                                             (1,647)
                                                                                                                        ----------
  Total expenses                                                                                                         2,369,145
                                                                                                                        ----------

Net Investment Income                                                                                                    3,710,472
                                                                                                                        ----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized loss on:
    Investments                                                                                                         (1,093,242)
    Foreign currencies                                                                                                  (2,530,755)
                                                                                                                        ----------
  Net realized loss                                                                                                     (3,623,997)
  Net change in unrealized appreciation/depreciation on investments and foreign currencies                               5,341,691
                                                                                                                        ----------
Net Realized and Unrealized Gain on Investments and Foreign Currencies                                                   1,717,694
                                                                                                                        ----------

Net Increase In Net Assets Resulting From Operations                                                                    $5,428,166
                                                                                                                        ==========



See accompanying notes

Statements
  of Changes in Net Assets

                                                                        Delaware Investments Global Dividend and Income Fund, Inc.


                                                                                                        Year Ended
                                                                                             11/30/01                   11/30/00
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                     $ 3,710,472                $ 4,457,569
  Net realized gain (loss) on investments and foreign currencies                             (3,623,997)                 2,220,482
  Net change in unrealized appreciation/depreciation of investments and foreign currencies    5,341,691                (10,699,190)
                                                                                            -----------                -----------
  Net increase (decrease) in net assets resulting from operations                             5,428,166                 (4,021,139)
                                                                                            -----------                -----------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                      (1,179,716)                (3,371,767)
  Net realized gain on investments                                                             (502,789)                (3,195,427)
  Return of capital                                                                          (7,296,404)                (2,992,791)
                                                                                            -----------                -----------
                                                                                             (8,978,909)                (9,559,985)
                                                                                            -----------                -----------
Capital Stock Transactions:
  Cost of shares repurchased (see Note 4)                                                            --                 (8,599,291)
                                                                                            -----------                -----------
  Decrease in net assets derived from capital stock transactions                                     --                 (8,599,291)
                                                                                            -----------                -----------
Net Decrease In Net Assets                                                                   (3,550,743)               (22,180,415)

Net Assets:
  Beginning of period                                                                        70,420,460                 92,600,875
                                                                                            -----------                -----------
  End of period                                                                             $66,869,717                $70,420,460
                                                                                            ===========                ===========

See accompanying notes

Statement
  of Cash Flows

                                                                        Delaware Investments Global Dividend and Income Fund, Inc.
                                                                        Year Ended November 30, 2001

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations                                                                  $ 5,428,166
                                                                                                                      -----------
 Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities
  Amortization of discount on securities                                                                                 (375,178)
  Net proceeds from investment transactions                                                                             5,986,255
  Net realized loss on investments                                                                                      1,093,242
  Net realized loss on foreign currencies                                                                               2,530,755
  Net change in unrealized appreciation/depreciation of investments and foreign currencies                             (5,341,691)
  Decrease in receivable for investments sold                                                                           2,739,060
  Decrease in interest and dividends receivable                                                                           211,499
  Decrease in payable for investments purchased                                                                        (3,447,813)
  Decrease in interest payable                                                                                           (107,403)
  Decrease in accrued expenses and other liabilities                                                                      (44,844)
                                                                                                                      -----------
 Total adjustments                                                                                                      3,243,882
                                                                                                                      -----------

Net cash provided by operating activities                                                                               8,672,048
                                                                                                                      -----------

Cash flows used for financing activities:
  Proceeds from line of credit (Note 5)                                                                                25,000,000
  Principal repayment on line of credit (Note 5)                                                                      (25,000,000)
  Cash dividends and distributions paid                                                                                (8,978,909)
                                                                                                                      -----------
Net cash used for financing activities                                                                                 (8,978,909)
                                                                                                                      -----------
Effect of exchange rates on cash                                                                                           (8,405)
                                                                                                                      -----------
Net decrease in cash                                                                                                     (315,266)
Cash at beginning of period                                                                                                55,102
                                                                                                                      -----------
Cash at end of period                                                                                                 $  (260,164)
                                                                                                                      ===========

Cash paid for interest                                                                                                $ 1,413,152
                                                                                                                      ===========


See accompanying notes

Financial
  Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                   Delaware Investments Global Dividend and Income Fund, Inc.

                                                                                         Year Ended
                                                                   11/30/01    11/30/00    11/30/99     11/30/98    11/30/97
Net asset value, beginning of period                               $11.770     $13.920      $15.700     $17.090      $15.810

Income (loss) from investment operations:
Net investment income                                                0.620       0.700        0.930       1.090        1.000
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                             0.280      (1.350)      (1.070)     (0.700)       1.780
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.900      (0.650)      (0.140)      0.390        2.780
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.195)     (0.530)      (0.860)     (1.380)      (0.950)
Net realized gain on investments                                    (0.084)     (0.470)      (0.780)     (0.400)      (0.550)
Return of capital                                                   (1.221)     (0.500)          --          --           --
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (1.500)     (1.500)      (1.640)     (1.780)      (1.500)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $11.170     $11.770      $13.920     $15.700      $17.090
                                                                   =======     =======      =======     =======      =======

Market value, end of period                                        $12.400     $10.380      $11.750     $15.880      $17.310
                                                                   =======     =======      =======     =======      =======

Total return based on(1):
Market value                                                        34.52%       0.29%      (17.00%)      2.05%       18.98%
Net asset value                                                      6.91%      (4.04%)      (0.57%)      2.19%       17.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $66,870     $70,420      $92,601    $104,446     $113,685
Ratio of total operating expenses to average net assets              3.31%       3.45%        2.69%       2.69%        2.67%
Ratio of total operating expenses to adjusted average
  net assets (before interest expense)(2)                            1.10%       1.04%        1.00%       1.03%        1.02%
Ratio of interest expense to adjusted average net assets(2)          1.35%       1.62%        1.15%       1.16%        1.16%
Ratio of net investment income to average net assets                 5.18%       5.34%        6.14%       6.63%        6.03%
Ratio of net investment income to adjusted average net assets(2)     3.84%       4.11%        4.92%       5.38%        4.93%
Portfolio turnover                                                     47%         43%          58%         51%          68%

Leverage analysis:
Debt outstanding at end of period (000 omitted)                    $25,000     $25,000      $25,000     $25,000      $25,000
Average daily balance of debt outstanding (000 omitted)            $25,000     $25,000      $25,000     $25,000      $25,000
Average daily balance of shares outstanding (000 omitted)            5,986       6,389        6,651       6,651        6,651
Average debt per share                                               $4.18       $3.91        $3.76       $3.76        $3.76


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2)  Adjusted average net assets excludes debt outstanding.


See accompanying notes

Notes
  to Financial Statements

                      Delaware Investments Global Dividend and Income Fund, Inc. November 30, 2001

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All domestic equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions -- In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Borrowings -- The Fund has entered into a $25,000,000 Line of Credit Agreement with J.P. Morgan Chase Bank (See Note 5).

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that results from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above arrangement will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,647 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70% which is calculated daily based on the adjusted average weekly net assets.

DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL a monthly fee equal to 40% of the fee paid to DMC under the

Notes
  to Financial Statements (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
terms of the Investment Management Agreement. The Fund does not pay any fees directly to DIAL.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $100,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the line of credit liability.

At November 30, 2001, the Fund had liabilities payable to affiliates as follows:

   Investment                   Accounting,              Other expenses
 management fee           administration and other       payable to DMC
 payable to DMC           expenses payable to DSC        and affiliates
 --------------           ------------------------       ---------------

   $53,415                        $11,009                    $33,547

Certain officers of DMC, DIAL and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2001, the Fund made purchases of $44,244,387 and sales of $51,548,526 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $96,696,438. At November 30, 2001, net unrealized depreciation was $6,149,878, of which $6,056,614 related to unrealized appreciation of investments and $12,206,492 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $1,093,240, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in the year 2009.

4. Capital Stock
On April 20, 2000, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase and hold as treasury shares up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value on June 30, 2000, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2000 and expired on June 29, 2000. In connection with the tender offer, the Fund purchased 665,065 shares of capital stock at a total cost of $8,599,291. The 665,065 treasury shares will be available for issuance by the Fund without further shareholder action.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 2001.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended November 30, 2001, the Fund did not have any transactions in common shares.

5. Line of Credit
The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase Bank for $25,000,000. At November 30, 2001, the par value of loans outstanding was $25,000,000 at a variable interest rate of 2.89%. During the period, the average weekly balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 5.17%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at November 30, 2001.

7. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes
  to Financial Statements (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


7. Credit and Market Risks (continued)
The Fund invests up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund had no direct holdings during the year ended November 30, 2001. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations.

8. Geographic Disclosure
As of November 30, 2001, the Fund's geographic diversification* was as follows:

Country                                          Market Value
--------------------------------------------------------------------------------
United States                                    $52,752,787          58.26%
--------------------------------------------------------------------------------
United Kingdom                                     5,941,085           6.56%
--------------------------------------------------------------------------------
Australia                                          5,103,831           5.64%
--------------------------------------------------------------------------------
Germany                                            4,107,511           4.54%
--------------------------------------------------------------------------------
New Zealand                                        3,715,253           4.10%
--------------------------------------------------------------------------------
South Africa                                       3,554,816           3.93%
--------------------------------------------------------------------------------
Poland                                             2,536,395           2.80%
--------------------------------------------------------------------------------
Greece                                             2,212,136           2.44%
--------------------------------------------------------------------------------
France                                             2,157,282           2.38%
--------------------------------------------------------------------------------
Mexico                                             2,140,067           2.36%
--------------------------------------------------------------------------------
Belgium                                            1,502,341           1.66%
--------------------------------------------------------------------------------
Netherlands                                        1,203,295           1.33%
--------------------------------------------------------------------------------
Hong Kong                                          1,143,612           1.26%
--------------------------------------------------------------------------------
Spain                                              1,003,556           1.11%
--------------------------------------------------------------------------------
Portugal                                             942,277           1.04%
--------------------------------------------------------------------------------
Austria                                              387,582           0.43%
--------------------------------------------------------------------------------
Italy                                                142,734           0.16%
--------------------------------------------------------------------------------
Total                                            $90,546,560         100.00%
--------------------------------------------------------------------------------

*Based on the issuer of each security's domicile.

 Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
   Long-Term            Ordinary          (C)           (D)
 Capital Gains           Income        Return of       Total           (E)
 Distributions        Distributions     Capital     Distributions   Qualifying
  (Tax Basis)          (Tax Basis)    (Tax Basis)    (Tax Basis)    Dividends(1)
---------------      --------------   -----------  --------------- -------------
     6%                    13%            81%           100%           76%

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(E) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors


To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 4, 2002

Delaware                                                        DGF
Investments(SM)                                                Listed
--------------------------------------                          NYSE
A member of Lincoln Financial Group(R)               THE NEW YORK STOCK EXCHANGE



This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Board of Directors                             Affiliated Officers                              Contact Information

Charles E. Haldeman, Jr.                       William E. Dodge                                 Investment Manager
Chairman                                       Executive Vice President and                     Delaware Management Company
Delaware Investments Family of Funds           Chief Investment Officer, Equity                 Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                                 International Affiliate
Walter P. Babich                                                                                Delaware International Advisers Ltd.
Board Chairman                                 Jude T. Driscoll                                 London, England
Citadel Constructors, Inc.                     Executive Vice President and
King of Prussia, PA                            Head of Fixed Income                             Principal Office of the Fund
                                               Delaware Investments Family of Funds             2005 Market Street
David K. Downes                                Philadelphia, PA                                 Philadelphia, PA 19103
President and Chief Executive Officer
Delaware Investments Family of Funds           Richard J. Flannery                              Independent Auditors
Philadelphia, PA                               President and Chief Executive Officer            Ernst & Young, LLP
                                               Delaware Distributors, L.P.                      2001 Market Street
John H. Durham                                 Philadelphia, PA                                 Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                             Joseph H. Hastings                               Registrar and Stock Transfer Agent
                                               Senior Vice President/Corporate Controller       Mellon Investor Services, LLC
John A. Fry                                                                                     Overpeck Centre
Executive Vice President                       Michael P. Bishof                                85 Challenger Road
University of Pennsylvania                     Senior Vice President/Treasurer                  Ridgefield, NJ 07660
Philadelphia, PA                                                                                800 851-9677
                                               Lisa O. Brinkley
Anthony D. Knerr                               Senior Vice President/Compliance Director        For Securities Dealers
Consultant                                                                                      800 362-7500
Anthony Knerr & Associates                     Richelle S. Maestro
New York, NY                                   Senior Vice President/Deputy General             For Financial Institutions
                                               Counsel/Secretary                                Representatives Only
Ann R. Leven+                                                                                   800 659-2265
Former Treasurer                               John J. O'Connor
National Gallery of Art                        Senior Vice President/Assistant Treasurer        Website
Washington, DC                                                                                  www.delawareinvestments.com

Thomas F. Madison+
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


+Audit Committee Member
 (5444)                                                                                                         Printed in the USA
 AR-DGF [11/01] BP 1/02                                                                                                      J7722
